UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 9, 2009 (May 8, 2009)

STRIKER OIL & GAS, INC.
(Exact name of registrant as specified in Charter)

Nevada	2-73389	75-1764386
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1125 17th Ste 2300
Denver, Colorado 80202
 (Address of Principal Executive Offices)

(713)402-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01                      Entry into a Material Definitive Agreement.

On June 11, 2009, the Registrant and Affiliated Holdings, Inc., the Registrant’s wholly owned subsidiary (the “Subsidiary”), entered into an Agreement (the “Agreement”) with YA Global Investments, L.P. (“Ya Global”) whereby YA Global agreed to loan to the Registrant $500,000 (the “Loan”) subject to certain conditions.

The Loan was conditioned on the following:

(i)
The Registrant was required to obtain and properly record assignments from Perryman Exploration Partners, L.L.C. (“Perryman Exploration”) of leasehold interests, oil and gas wells, and equipment with respect to participation agreements between the Registrant, the Subsidiary, and Perryman Exploration relating to certain property identified in such participation agreements as the “Catfish Creek” property in the State of Texas (the “Catfish Creek Property”).  A portion of the Loan was to be used to repay an outstanding amount of approximately $468,301.53 owed by the Registrant to Perryman Exploration.  The Registrant was also required to grant YA Global a lien and security interest in and to the Catfish Creek Property evidenced by a mortgage (the “Catfish Creek Mortgage Filing”).

(ii)	The Registrant was required to grant YA Global a lien and security interest in and to the North Edna Property evidenced by a deed of trust (the “North Edna Mortgage Filing”).

The Loan transaction closed on June 11, 2009, and the Registrant issued a Term Note (the “Note”) evidencing the Loan to YA Global on June 11, 2009.  The Note bears an interest rate of 12% per annum.  The Registrant must make payments under the Note of $26,000 per month starting on July 1, 2009 and ending on June 1, 2011. As of the date of this filing, no payment has been made and the Registrant currently does not have the monies available to make payment in full. On June 10, 2011, the Registrant must pay all outstanding principal and interest on the Note.  The Registrant may prepay the Loan without premium or penalty.  The Registrant’s obligations under the Note are secured by collateral previously granted to YA Global by the Registrant and the Subsidiary, including, but not limited to, (i) the Security Agreement entered into on May 17, 2007 (the “Security Agreement”) between the Registrant and YA Global, (ii) a Mortgage, Assignment of Production, Security Agreement, Fixture Filing, and Financing Statement granted by the Registrant to YA Global on May 17, 2007, (iii) a Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing, and Financing Statement granted by the Registrant to YA Global on May 17, 2007, (iv) the Catfish Creek Mortgage Filing, and (v) the North Edna Mortgage Filing.

Also pursuant to the Agreement, the Subsidiary agreed to become a party to the Security Agreement.  The Subsidiary agreed, specifically, to the same obligations of the Registrant under the Security Agreement.  A copy of the Security Agreement is filed as Exhibit 10.5 to a Current Report on Form 8-K filed with the Commission on May 21, 2007.

Copies of the Agreement and Note are filed with this report as Exhibit 10.1 and 10.2, respectively, and are incorporated by reference herein.  The foregoing description of the Agreement and Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Note.

Item 2.03                      Creation of a Direct Financial Obligation

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

The issuance of the security described in Item 1.01 above is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  The Registrant made this determination based on the representations of the note holder, which included, in pertinent part, that the note holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act, and that the note holder understood that the security described in Item 1.01 above may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(b)           Departure of Director

On May 13, 2009, Kevan Casey resigned as the sole member of the Registrant’s board of directors.

Departure of Officer

On May 8, 2009, Kevan Casey resigned as the Registrant’s Chief Executive Officer, Chief Financial Officer, President, Secretary, and Treasurer.

(c)           Appointment of Officer

On May 8, 2009, Lester Garrett, age 63, was appointed as the Registrant’s Chief Executive Officer, Chief Financial Officer, President, Secretary, and Treasurer.

Mr. Garrett is a geological engineer with 34 years’ experience in all operational phases of oil and gas development, exploration, exploitation, and production.  Simultaneous to his position with the Registrant, Mr. Garrett serves as President and Chief Operating Officer of Blue Creek Energy, positions he has held since 2006.  From 2003 to 2006, he was Vice President of e2.

There is no material plan, contract, or arrangement to which Mr. Garrett is a party or in which he participates that is entered into or a material amendment in connection with Mr. Garrett’s appointment.

There are no related party transactions to report.

(d)           Election of Director

On May 13, 2009, the Registrant’s board of directors elected Lester Garrett as a director.

There is no material plan, contract, or arrangement to which Mr. Garrett is a party or in which he participates that is entered into or a material amendment in connection with Mr. Garrett’s election to the Board.

There are no related party transactions to report.

Item 9.01                         Exhibits

 (d)              Exhibits

No.	Description

10.1	Agreement between Striker Oil & Gas, Inc., Affiliated Holdings, Inc., and YA Global Investments, L.P., dated June 11, 2009

10.2	Term Note issued by Striker Oil & Gas, Inc. to YA Global Investments, L.P., dated June 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKER OIL & GAS, INC. (Registrant)

Date: July 9, 2009	By:	/s/ Lester Garrett
Lester Garrett
Chief Executive Officer and President